                              PERSONAL SERVICE CONTRACT


     This agreement is made and entered into as of October 30, 1996, by and between Illini Corporation and Illini Bank and Burnard K. McHone.

     RECITALS. Whereas, Illini Corporation and Illini Bank is a banking holding company chartered under the laws of the State of Illinois, as amended, Illini Corporation and Illini Bank is a commercial banking corporation chartered under the laws of the State of Illinois, and, whereas, Burnard K. McHone (hereafter referred to as "McHone") is interested in being employed as President of Illini Corporation and Illini Bank, and, whereas, Illini Corporation and Illini Bank and McHone, parties to this agreement, desire to make certain agreements between themselves relating to personal services to be rendered by McHone to Illini Corporation and Illini Bank.

     AGREEMENT. Now therefore, in consideration of the premises and the mutual promises and covenants contained herein, the above named parties agree as follows:

1. EFFECTIVE DATE AND TERM. This contract shall be effective as of the date of this contract and shall continue and remain in effect until December 31, 1999, unless earlier terminated as provided herein.

     Upon the expiration of the stated term, if this contract has not been sooner terminated, it shall continue on an indefinite term until it is replaced in writing or until it is terminated as provided hereunder, except that the severance provisions of paragraph 5 shall not apply after the above date.

2.   SERVICES TO BE PERFORMED.

     McHone shall hold the position of President of Illini Corporation and of Illini Bank and in such capacity shall have the authority, duties and responsibilities as set forth in governing banking regulations, in Illini Corporation's and Illini Bank's Bylaws, and in the table of organization of Illini Corporation and Illini Bank. Such duties may be modified from time to time in accordance with the by-laws of Illini Corporation and Illini Bank, unless otherwise prohibited by this agreement.

     It is expressly understood that McHone shall perform his services for corporate business purposes and in strict accordance with prevailing law and banking regulations.

3.   COMPENSATION FOR SERVICES.

     McHone's annual initial base salary shall be $107,000. In addition to said compensation, McHone will be a participant in Illini Corporation and Illini Bank's Performance Compensation for Stakeholders program for as long as such program is in effect. McHone will also receive and participate in such other benefits as are made available to employees of Illini Corporation and Illini Bank. McHone's compensation may be, from time to time, adjusted by the Board of Directors of Illini Corporation and Illini Bank or by any other Committee of Illini Corporation and Illini Bank authorized to act for the Board of Directors in this regard.

4.   TERMINATION.

     It is the intent of the parties that this contract run its stated length. Notwithstanding that intent, Illini Corporation and Illini Bank may terminate McHone's employment for (a) substantial violation of Illini Corporation and Illini Bank's Code of Conduct or its personnel policies in effect from time to time; (b) substantial violation of laws and regulations applicable to banking, or (c) failure to maintain and perform the personal services herein agreed in accordance with professional standards of skill, care or prudence.

     This contract may also be canceled without cause by either party upon giving thirty (30) days, written notice.

5.   SEVERANCE PAY FOR EARLY TERMINATION.

     In the event McHone's employment is terminated prior to the date set forth in paragraph 1, McHone shall be entitled to severance pay only under the following circumstances:

     (a) If Illini Corporation or Illini Bank terminate McHone's employment, except for cause as set forth in paragraph 4;

     (b) McHone terminates his employment for "good reason" within 6 months of the date of a change of control of Illini Corporation and/or Illini Bank as defined in the Change in Bank Control Act of 1978, as amended. For the purpose of this subparagraph, "good reason" is defined as a decrease in his annual base salary or a substantial change in his job description or actual duties of employment by Illini Corporation or Illini Bank.

     Severance pay under the foregoing circumstances shall be equal to 6 months of annual base pay, plus any and all benefits to which he may be entitled, any compensation earned under any compensation program, any employee benefits for which he is qualified at the time of termination, and reasonable expenses of out-placement and reemployment within the financial institutions industry. Outplacement expenses shall be paid only upon actually incurring such expenses and his furnishing of evidence thereof to the obligated party, and shall not include moving or relocation expenses. For the purposes of this paragraph, said 6 month period shall begin on the date of the notice of termination by either party. Under no circumstances shall the total severance amount paid under this paragraph exceed the amount which McHone would have received under this contract, had it continued until its termination under paragraph 1 of this contract.

6.   PERSONNEL POLICY.

     The personnel policy of Illini Corporation and Illini Bank in effect at the date of the signing of this contract, and as may be amended or otherwise changed in the sole discretion of the Compensation Committee of the Board of Directors of Illini Corporation and Illini Bank or by any other authorized act as the Board of Directors of Illini Corporation and Illini Bank shall approve from time to time, shall be incorporated in its entirety by this reference and remain in full force and effect.

7.   CONFIDENTIAL AND PROPRIETARY INFORMATION.

     Confidential and proprietary is defined as any information, date, figures, sales, projections, estimates, customer lists, tax records, personnel history, accounting procedures, equipment, designs, processes, dealings, trade secrets, trademarks, business plans, studies, business procedures, computer programs in any form, computer services in any form, training, economic policies, operating methods, finances, books, records and accounts relating in any manner to Illini Corporation and Illini Bank Is customers and its subsidiaries, whether prepared by McHone or otherwise coming into McHone's possession, or which may be entrusted to McHone or come known to McHone during his employment with Illini Corporation and Illini Bank, and which are not generally available to the public. Such confidential and proprietary information shall not include any copyright over intellectual property created by McHone, except to the extent specifically created for use by Illini Corporation or Illini Bank.

     (a) During and after employment, McHone will not directly or indirectly use or disclose to others, including subsequent employers, any confidential or proprietary information.

     (b) Information furnished by Illini Corporation and Illini Bank to McHone with respect to the projects and services of Illini Corporation and Illini Bank and any related confidential or proprietary information, shall be held by McHone in confidence and used only for the purposes set forth in this agreement during employment with Illini Corporation and Illini Bank and thereafter. McHone covenants that he will take all steps necessary to protect and preserve the confidentiality of such information.

     (c) The provisions of this section 7 shall survive termination of McHone's employment, regardless of the reason therefore. In addition to any damages which Illini Corporation and Illini Bank may be able to show, Illini Corporation and Illini Bank shall be entitled to specific performance or other relief, including, without limitation, a temporary restraining order, preliminary and permanent injunctions by a court of competent jurisdiction to enjoin and restrain the unauthorized disclosure of such information, the parties hereto acknowledging that Illini Corporation and Illini Bank has no adequate remedy at law with respect to such disclosures.

8.   TERMINATION OF RELATED OFFICES.

     It is mutually understood by the parties herein that in the event McHone's employment with Illini Corporation and Illini Bank is terminated for any reason, McHone will also resign from all other positions or offices held with Illini Corporation and Illini Bank contemporaneously thereto; except a directorship during its term.

9.   NONCOMPETITION AGREEMENT.

     For and in consideration of execution of this agreement, McHone agrees not to obtain employment, do any work, perform any services or engage in any financial services business or any other business during the course of his employment which competes in any way or manner with the performance of his duties with Illini Corporation and Illini Bank and it subsidiaries without the prior written consent of Illini Corporation and Illini Bank. Illini Corporation and Illini Bank agrees, within generally accepted customs and practices of the financial institutions industry, to not withhold such consent unreasonably.

10.  AMENDMENT.

     This agreement may be amended by an instrument in writing signed on behalf of all parties thereto.

11.  CONFORMANCE TO BANKING REGULATIONS.

     Notwithstanding any other provision of this agreement, no part or obligation of the above agreement shall be binding upon either party to the extent such provision violates Banking Statutes of the Federal Government or the Illinois Banking Act or Regulations of the Federal Deposit Insurance Corporation or the Federal Reserve Board.

12.  BINDING ON SUCCESSORS.

     This agreement shall be binding upon the parties, their heirs, successors and assigns.

13.  MISCELLANEOUS.

     This document constitutes the entire agreement and supercedes all other prior agreements and undertakings of like nature, both written and oral, between the parties, with respect to the subject matter thereof, and shall be governed by and construed in accordance with the laws of the State of Illinois.

This agreement does not become effective until it is reviewed and approved by the Board of Directors of Illini Corporation and Illini Bank.

In witness hereof, Burnard K. McHone has caused this agreement to be signed, all as of the date first written above.


/s/ Burnard K. Mchone                        /s/ Thomas A. Black
---------------------------                  ----------------------------------
Burnard K. McHone                            Thomas A. Black, Chairman
                                             Illini Corporation & Illini Bank

                              PERSONAL SERVICE CONTRACT

This agreement is made and entered into as of October 30, 1996, by and between Illini Corporation and Illini Bank and Gary Boblett.

RECITALS. Whereas, Illini Corporation and Illini Bank is a banking holding company chartered under the laws of the State of Illinois, as amended, Illini Corporation and Illini Bank is a commercial banking corporation chartered under the laws of the State of Illinois, and, whereas, Gary Boblett (hereafter referred to as "Boblett") is interested in being employed as Senior Vice President - Commercial Banking Services of Illini Corporation and Illini Bank, and, whereas, Illini Corporation and Illini Bank and Boblett, parties to this agreement, desire to make certain agreements between themselves relating to personal services to be rendered by Boblett to Illini Corporation and Illini Bank.

     AGREEMENT. Now therefore, in consideration of the premises and the mutual promises and covenants contained herein, the above named parties agree as follows:

1. EFFECTIVE DATE AND TERM. This contract shall be effective as of the date of this contract and shall continue and remain in effect until December 31, 2001, unless earlier terminated as provided herein.

     Upon the expiration of the stated term, if this contract has not been sooner terminated, it shall continue on an indefinite term until it is replaced in writing or until it is terminated as provided hereunder, except that the severance provisions of paragraph 5 shall not apply after the above date.

2.   SERVICES TO BE PERFORMED.

     Boblett shall hold the position of Senior vice President Commercial Banking Services of Illini Corporation and of Illini Bank and in such capacity shall have the authority, duties and responsibilities as set forth in governing banking regulations, in Illini Corporation's and Illini Bank's Bylaws, and in the table of organization of Illini Corporation and Illini Bank. Such duties may be modified from time to time in accordance with the by-laws of Illini Corporation and Illini Bank, unless otherwise prohibited by this agreement.

     It is expressly understood that Boblett shall perform his services for corporate business purposes and in strict accordance with prevailing law and banking regulations.

3.   COMPENSATION FOR SERVICES.

     Boblett's annual initial base salary shall be $75,000. In addition to said compensation, Boblett will be a participant in Illini Corporation and Illini Bank's Performance Compensation for Stakeholders program for as long as such program is in effect. Boblett will also receive and participate in such other benefits as are made available to employees of Illini Corporation and Illini Bank. Boblett's compensation may be, from time to time, adjusted by the Board of Directors of Illini Corporation and Illini Bank or by any other Committee of Illini Corporation and Illini Bank authorized to act for the Board of Directors in this regard.

4.   TERMINATION.

     It is the intent of the parties that this contract run its stated length. Notwithstanding that intent, Illini Corporation and Illini Bank may terminate Boblett's employment for (a) substantial violation of Illini Corporation and Illini Bank's Code of Conduct or its personnel policies in effect from time to time; (b) substantial violation of laws and regulations applicable to banking, or (c) failure to maintain and perform the personal services herein agreed in accordance with professional standards of skill, care or prudence.

     This contract may also be canceled without cause by either party upon giving thirty (30) days, written notice.

5.   SEVERANCE PAY FOR EARLY TERMINATION.

     In the event Boblett's employment is terminated prior to the date set forth in paragraph 1, Boblett shall be entitled to severance pay only under the following circumstances:

     (a) If Illini Corporation or Illini Bank terminate Boblett's employment, except for cause as set forth in paragraph 4;

     (b) Boblett terminates his employment for "good reason" within 6 months of the date of a change of control of Illini Corporation and/or Illini Bank as defined in the Change in Bank Control Act of 1978, as amended. For the purpose of this subparagraph, "good reason" is defined as a decrease in his annual base salary or a substantial change in his job description or actual duties of employment by Illini Corporation or Illini Bank.

     Severance pay under the foregoing circumstances shall be equal to 6 months of annual base pay, plus any and all benefits to which he may be entitled, any compensation earned under any compensation program, any employee benefits for which he is qualified at the time of termination, and reasonable expenses of out-placement and reemployment within the financial institutions industry. Outplacement expenses shall be paid only upon actually incurring such expenses and his furnishing of evidence thereof to the obligated party, and shall not include moving or relocation expenses. For the purposes of this paragraph, said 6 month period shall begin on the date of the notice of termination by either party. Under no circumstances shall the total severance amount paid under this paragraph exceed the amount which Boblett would have received under this contract, had it continued until its termination under paragraph I of this contract.

6.   PERSONNEL POLICY.

     The personnel policy of Illini Corporation and Illini Bank in effect at the date of the signing of this contract, and as may be amended or otherwise changed in the sole discretion of the Compensation Committee of the Board of Directors of Illini Corporation and Illini Bank or by any other authorized act as the Board of Directors of Illini Corporation and Illini Bank shall approve from time to time, shall be incorporated in its entirety by this reference and remain in full force and effect.

7.   CONFIDENTIAL AND PROPRIETARY INFORMATION.

     Confidential and proprietary is defined as any information, date, figures, sales, projections, estimates, customer lists, tax records, personnel history, accounting procedures, equipment, designs, processes, dealings, trade secrets, trademarks, business plans, studies, business procedures, computer programs in any form, computer services in any form, training, economic policies, operating methods, finances, books, records and accounts relating in any manner to Illini Corporation and Illini Bank Is customers and its subsidiaries, whether prepared by Boblett or otherwise coming into Boblett's possession, or which may be entrusted to Boblett or come known to Boblett during his employment with Illini Corporation and Illini Bank, and which are not generally available to the public.

  (a) During and after employment, Boblett will not directly or indirectly use or disclose to others, including subsequent employers, any confidential or proprietary information.

  (b) Information furnished by Illini Corporation and Illini Bank to Boblett with respect to the projects and services of Illini Corporation and Illini Bank and any related confidential or proprietary information, shall be held by Boblett in confidence and used only for the purposes set forth int his agreement during employment with Illini Corporation and Illini Bank and thereafter. Boblett covenants that he will take all steps necessary to protect and preserve the confidentiality of such information.

  (c) The provisions of this section 7 shall survive termination of Boblett's employment, regardless of the reason therefore. In addition to any damages which Illini Corporation and Illini Bank may be able to show, Illini Corporation and Illini Bank shall be entitled to specific performance or other relief, including, without limitation, a temporary restraining order, preliminary and permanent injunctions by a court of competent jurisdiction to enjoin and restrain the unauthorized disclosure of such information, the parties hereto acknowledging that Illini Corporation and Illini Bank has no adequate remedy at law with respect to such disclosures.

8.   TERMINATION OF RELATED OFFICES.

     It is mutually understood by the parties herein that in the event Boblett's employment with Illini Corporation and Illini Bank is terminated for any reason, Boblett will also resign from all other positions or offices held with Illini Corporation and Illini Bank contemporaneously thereto; except a directorship during its term.

9.   NONCOMPETITION AGREEMENT.

     For and in consideration of execution of this agreement, Boblett agrees not to obtain employment, do any work, perform any services or engage in any financial services business or any other business during the course of his employment which competes in any way or manner with the performance of his duties with Illini Corporation and Illini Bank and it subsidiaries without the prior written consent of Illini Corporation and Illini Bank. Illini Corporation and Illini Bank agrees, within generally accepted customs and practices of the financial institutions industry, to not withhold such consent unreasonably.

10.  AMENDMENT.

     This agreement may be amended by an instrument in writing signed on behalf of all parties thereto.

11.  CONFORMANCE TO BANKING REGULATIONS.

     Notwithstanding any other provision of this agreement, no part or obligation of the above agreement shall be binding upon either party to the extent such provision violates Banking Statutes of the Federal Government or the Illinois Banking Act or Regulations of the Federal Deposit Insurance Corporation or the Federal Reserve Board.

12.  BINDING ON SUCCESSORS.

     This agreement shall be binding upon the parties, their heirs, successors and assigns.

13.  MISCELLANEOUS.

     This document constitutes the entire agreement and supercedes all other prior agreements and undertakings of like nature, both written and oral, between the parties, with respect to the subject matter thereof, and shall be governed by and construed in accordance with the laws of the State of Illinois.

     This agreement does not become effective until it is reviewed and approved by the board of directors of Illini Corporation and Illini Bank.

     In witness hereof, Gary W. Boblett has caused this agreement to be signed, all as of the date first written above.


/s/ Gary W. Boblett                          /s/ Thomas A. Black
--------------------------                   -----------------------------------
Gary W. Boblett                              Thomas A. Black, Chairman
                                             Illini Corporation and Illini Bank